EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Oil Company (the “Company”) on Form 10-K for the year ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Sarvucci, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2015

/s/ Anthony Sarvucci Anthony Sarvucci CEO, President, Chief Financial Officer and Secretary
(Principal Executive, Financial and Accounting Officer)